SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            March 22, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                            QUIK PIX, INC.
            (Exact Name of Registrant as Specified in its Charter)

                     7050 Village Drive, Suite F
                     Buena Park, California 90621
               (Address of principal executive offices)

                             714/522-8255
                   (Registrant's telephone number)

                         Baroque Corporation
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                   (Former name and former address)

     Nevada                       0-26407                33-0198595
   (State or other              (Commission             (IRS Employer
   jurisdiction of              File Number)            Identification No.)
   incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement"), Quik Pix, Inc. ("Quik Pix" or the "Company"), a Nevada corporation, has acquired all the outstanding shares of common stock of Baroque Corporation ("Baroque"), a Delaware corporation, from the shareholders thereof in an exchange for an aggregate of 410,510 shares of common stock of (the "Acquisition"). As a result, Baroque has become a wholly-owned subsidiary of Quik Pix.

        The Acquisition was approved by the unanimous consent of the Board of Directors of Quik Pix on March 21, 2000. The Acquisition was effective March 22, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section
368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Quik Pix had 8,503,462 shares of common stock issued and outstanding prior to the Acquisition and 8,913,972 shares issued and outstanding following the Acquisition.

        Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Quik Pix elected to become the successor issuer to Baroque for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

        A copy of the Acquisition Agreement is filed as an exhibit to this Current Report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Quik Pix's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this Current Report):

                                 Number of shares of         Percent of
                                 Common Stock Beneficially   Common Stock
Name                                    Owned (1)            Beneificially
                                                             Owned (2)

John Capie                           3,333,333                37.39%
President, Chief Executive Officer,
Chairman, Director
7050 Village Drive, Suite F
Buena Park, California 90621

Woo Young Kim                        2,500,000                28.04%
STI, #501
Dong Woo Building, 784-13
Weok Smdong
Kang Anm Gu
Seoul, Korea 135-080

Ed Youngman                             60,000                  *
Secretary, Treasurer, Director
7050 Village Drive, Suite F
Buena Park, California 90621

Lee Finger                             160,000                  1.79%
Director
7050 Village Drive, Suite F
Buena Park, California 90621

Brian Bonar                                 0                   *
Director
2428 Oak Canyon Place
Escondido, California 92025

Chris McKee                                 0                    *
Director
1792 Old Canyon Drive
Hacienda Heights, California 91745

All executive officers
and directors of the company
as a group (5 persons)                  3,553,333               67.22%

* Less than 1%
(1) Includes options and warrants which are exercisable within 60 days of the date of this Current Report.
(2) Based upon 8,913,972 shares outstanding following the Acquisition.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Baroque and Quik Pix. In evaluating the Acquisition, Baroque used criteria such as the value of assets of Quik Pix, Quik Pix's ability to compete in the market place, Quik Pix's current and anticipated business operations, and Quik Pix management's experience and business plan. In evaluating Baroque, Quik Pix placed a primary emphasis on Baroque's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and Baroque's facilitation of Quik Pix's becoming a reporting company under the Act.

        (b) The Company intends to achieve its expansion objectives by maintaining growth at its existing facilities, using multiple media consumer education marketing efforts, and establishing name recognition and consumer familiarity with the Company's products and services.

BUSINESS

COMPANY

        Quik Pix, Inc., doing business as Quality Photographic Imaging, is a publicly held company located in Buena Park, California. The Company was established in 1982 with the purpose of capitalizing on its patented Photomotion(TM) technology and its commercial applications. The common stock of the Company is traded on the NASD OTC Bulletin Board under the symbol "QPIX."

        The Company offers a spectrum of services allowing a client to produce color visuals (digital and photographic) according to parameters as specified by a client. The process allows a combination of three or more images into a single color transparency that changes as a viewer moves past the image. The Company's services include a full range of Photomotion(TM) technology related client support, technical and customer service.

        The Company has limited finances and requires additional funding in order to accomplish its growth objectives and marketing of its products and services. There is no assurance that the Company will have revenues in the future or that it will be able to secure other funding necessary for its future growth and expansion. There is also no assurance that the Company's technology will perform as intended or that potential customers will show sufficient interest in the Company's product and related services. See ITEM 2, "RISK FACTORS"

PRODUCTS

        The Company's principal product is a patented technology for adding multiple images to backlit static displays that appear to change as the viewer passes by the image. The patented process is called Photomotion(TM) and uses existing original art to create an illusion of movement. This color medium uses existing originals and allows for three to five distinct images to be displayed within an existing light box. Images appear to change or "morph" as the viewer passes the display. The Company's ability to put multiple images in a single space allows the user to create an active and entertaining display using existing originals and fixtures. The illusion is optical and requires no special equipment. This patented process of "pop and display" advertising is intended to capture the targeted audience for a longer period of time and to increase visual effectiveness. Several large companies and services providers have selected PhotoMotion(TM) as part of their marketing campaigns.

OPERATIONS

       The Company currently operates at a loss. The Company's management expects losses to continue for the foreseeable future. The Company requires additional funding to achieve its growth objectives. If the Company does not receive additional funding, it will not be able to pursue the intended marketing plan and, in such case, may not be able to successfully conduct its operations. There is no assurance that the Company will be successful in development or marketing of its product or in generating any meaningful revenues from operations.

        The Company intends to acquire other related businesses in exchange for cash or issuance of securities. To date, no acquisitions have been consummated and there can be no assurance that any future acquisitions will be consummated. Furthermore, no assurance can be given that the Company will be able to effect any aspects of its business plan or to maintain the operations that it has currently established. The Company will need additional capital either through financing or through operations to meet its business goals. There is no assurance that the Company can reverse its operating losses or that it can raise additional capital to allow it to expand its planned operations.

MARKETING

        The Company intends to employ a variety of marketing techniques to attract potential consumers of its products. In addition to trade shows, conferences and conventions, the Company intends to mount an integrated marketing campaign targeting Fortune 1000 companies, distributors and other related channels for the Company's products. To that end, the Company has employed a marketing consultant to establish and expand its presence into alternative markets. To date, the Company has not launched any such marketing efforts.

        As part of its promotional campaign, the Company has begun a direct mailing and Internet initiative.

        There is no assurance that the Company will be able to successfully market and distribute its product to any of its intended customers.

TRADEMARKS AND PATENTS

        In July, 1999, the Company was issued a patent by the United States Patent Office for its "Back Lit Multi Image Transparency"
(Photomotion) technology. The United States patent number is 5,782,026. The Company has registered "Photomotion"as a trademark.

PROPERTY

        The Company's main executive and administrative offices are located in the Village Business Park, in the City of Buena Park, California. There are two facilities. The first is a 8,600 square foot facility occupying 2 suites. This facility houses the primary color labs, the digital imaging equipment, retouching, and finishing operations. It also provides production capabilities for mounting, shipping and dispatching, as well as housing the administrative offices, customer service, and marketing. The Company leases this facility at a rate of $5,500.00 per month. The lease term is three
(3) years which may be terminated after May 1, 2003.

        The Company's second facility, a 1,750 square foot facility, is located less than 1 mile away and is dedicated to manufacturing support capabilities. This facility provides finished substrate mountings, custom displays, full scale models, trade show support, and custom crate manufacturing from raw materials. The Company leases this space at a rate of $1,750.00 per month. The lease term is three (3) years which may be terminated after May 1, 2003.

        In November, 1999, Quik Pix announced an upgrade to its leased facility in Buena Park. Included in the upgrade is the addition of new staff and equipment.

        The Company's mailing address is 7050 Village Drive, Suite F, Buena Park, California 90621. Its telephone number is
800/734-0432 and its facsimile number is 714/521-1745. Its e-mail address is qpimages@aol.com. The Company maintains an Internet Web site located at http://www.qpivisuals.com.

SUPPLIERS

        The Company uses a variety of vendors for its film and manufacturing processes. Presently, there are no contractual arrangements between the Company and its suppliers. Purchase orders are written to request parts on a "as required" basis. There is no assurance that the Company will maintain a sufficient number of suppliers for film and manufacturing processes in the foreseeable future.

EMPLOYEES

        The Company currently employees 20 full-time and no part-time employees.

LITIGATION

        There is no current outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

DESCRIPTION OF SECURITIES

        The authorized capitalization of the Company consists of 50,000,000 shares of common stock, $.001par value per share, and no shares of preferred stock. The Company has 8,913,972 shares of its common stock issued and outstanding.

MARKET FOR THE COMPANY'S SECURITIES

        The common stock of the Company is traded on the NASD OTC Bulletin Board under the symbol "QPIX." The market for OTC securities is characterized frequently by low volume and broad price and volume volatility. The Company cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of the Company's common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new products by the Company or its competitors, product enhancements by the Company or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analysts, and other events or factors.

        The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended. The NASD Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Quik Pix acquired all the outstanding shares of Baroque to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the Eligibility Rule for the NASD OTC Bulletin Board.

        The following is the last 12-month trading history for the Company's common stock:

Date             High              Low               Volume

March,1999       0.220             0.020             1,400
April,1999       0.020             0.020             1,600
May,1999         0.718             0.020             64,400
June,1999        0.125             0.070             15,600
July,1999        0.250             0.070             19,500
August,1999      0.070             0.150               -
September,1999   0.230             0.070             9,800
October,1999     0.312             0.070             1,600
November,1999    0.312             0.070             22,500
December,1999    0.650             0.070             4,100
January,2000     0.500             0.070             3,100
February,2000    2.687             0.070             763,200
March,2000*      1.750             0.625             121,100
________
*As of March 20th, 2000.

             The market price of the Company's common stock over the last 52 weeks has ranged from $0.02 to $2.68. On March 21, 2000, the high was $0.93 and the low $0.93 with a volume of 3,000 shares.

TRANSFER AGENT

        The Company's transfer agent is Atlas Stock Transfer, 5899 State Street, Salt Lake City, Utah 84107.

MANAGEMENT

Name                      Age      Title

John Capie                53        President, Chief Executive
                                       Officer, Chairman
Ed Youngman               68        Secretary, Treasurer, Director
Lee Finger                57        Director
Brian Bonar               52        Director
Chris McKee               51        Director

        All directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and officer of the Company.

        JOHN CAPIE has been President of the Company since its inception in 1982. Mr. Capie's employment history includes employment at various managerial positions in New York-based photographic labs. Mr. Capie has also had extensive experience in Point of Purchase Displays and Trade Show exhibit building. Over the last twelve years he has been on the Board of Directors for corporations including Exhibitronix Inc., Modular Display Systems, Inc., Tabery Corporation, Delta Transport, American Distributing Company.

        ED YOUNGMAN has served as Controller and Secretary/Treasurer of the Company since 1987. Mr. Youngman has held numerous senior executive roles at Litton, Sargent Industries and HN Bailey Associates.

        LEE FINGER has been a Director of the Company since 1982 to present.

        BRIAN BONAR has been a Director of the Company since February, 2000. Mr. Bonar has served since April, 1998, as a CFO of Imaging Technologies, San Diego, California, a software and hardware company. Mr. Bonar and has been a Director since 1992 and recently became Chairman of the Board. From 1991 to 1992, Mr. Bonar was Vice President of Worldwide Sales and Marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was a Worldwide Sales Manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was Vice President of Sales and Marketing for Rastek Corporation, a laser printer controller developer located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as Executive Director of Engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM U.K. Ltd. for approximately 17 years.

        CHRIS MCKEE has been a Director of the Company since
February, 2000. Mr. McKee also has served since August, 1998 as Senior Vice President of Finance and Operations for Imaging Technologies, San Diego, California, a software and hardware company. Prior to joining the Company, Mr. McKee spent 23 years with Flowserve Corporation and its predecessor company, BW/IP, Inc., in various financial management positions, including most recently as its Director of Information Technology and Baan Implementation. Mr.
McKee holds a Masters in Business Administration degree from Pepperdine University in 1979.

EXECUTIVE COMPENSATION

        The Company has no audit, compensation or executive committees. No officers of the Company earned more than $100,000 a year during any of the last three fiscal years. There is no key man life insurance on any director or officer.

RELATED TRANSACTIONS

        In May, 1999, the Company and YARC Systems Corporation entered into discussions regarding the possible acquisition of the Company by YARC Systems, a company located in Camarillo, California. In March, 2000, all such discussions with YARC Systems were formally ended.

SUMMARY OF UNAUDITED FINANCIAL INFORMATION

        Quik Pix incurred a net loss for the year ended September 30, 1997 of ($234,840) on net sales of $1,876,923. Quik Pix incurred a net loss for the year ended September 30, 1998 of ($243,701) on net sales of $1,853,024. During the three months ended December 31, 1999, the Company incurred a net loss of ($46,519) on net sales of $379,511. As of December 31, 1999, the Company had current assets of $384,027 and current liabilities of $1,148,269. Figures for the fiscal year ended September 30, 1999 are not available at the time of this Current Report.

RISK FACTORS

       QUIK PIX IS CURRENTLY OPERATING AT A LOSS. The Company has historically operated at a loss. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to riase such financing or obtain alternative sources of funding, management will be required to curtail operations. The Company's operations are subject to the risks and competition inherent in the establishment of a business enterprise in the competitive field of high technology companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its network of participating distributors and customers, dependability of its advertising and recruiting network, and general economic conditions.
There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

        HISTORY OF OPERATIONS; CURRENT OPERATIONS. The Company incurred a net loss for the year ended September 30, 1997 of ($234,840) on net sales of $1,876,923. The Company incurred a net loss for the year ended September 30, 1998 of ($243,701) on net sales of $1,853,024. During the three months ended December 31, 1999, the Company incurred a net loss of ($46,519) on net sales of $379,511. As of December 31, 1999, the Company had current assets of $384,027 and current liabilities of $1,148,269. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. The Company's operations are subject to the risks and competition inherent in the operating a business enterprise in a competitive field of high technology s companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its products, market awareness, its ability to expand its network of participating distributors and customers, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

        THE COMPANY MAY NEED ADDITIONAL FINANCING. Future events, including the problems, delays, expenses and difficulties frequently encountered by companies may lead to cost increases that could make the Company's funds insufficient to fund the Company's proposed operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, or that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

        FAILURE TO ATTRACT OR RETAIN QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, business administrators and corporate management. There is no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Company is authorized to issue 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market for the Company's common stock develop.

        SHARES AVAILABLE FOR FUTURE SALE MAY AFFECT MARKET PRICE.
The market price of the Company's common stock could drop if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities.

        ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions impact high technology commerce and demand and interest for the Company's patented technology may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for the Company's technology including, among other things, decrease in the entry costs by other similarly situated companies, better and more efficient technology, increase in the overall unemployment rate, and additional government regulation. There can be no assurance that the general market demand for the Company's technology will remain the same or will not decrease in the future.

        THE COMPANY MAY FAIL TO GENERATE SUFFICIENT INTEREST IN ITS PRODUCTS. The Company must undertake substantial effort to market its technology in the United States and other markets. There is no assurance that the Company will be able to generate sufficient interest in and to create and maintain steady demand for its products over time.

        LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of John Capie, President of the Company, as well as other key management personnel. The loss of the services of these individuals could have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

        THIRD-PARTY MARKET PRICE MANIPULATIONS. The shares of the Company's common stock are traded on the NASD OTC Bulletin Board. Share price quotations for the Company's stock may reflect inter-dealer prices, without retail mark-up, without retail mark-up, mark-down or commissions, and may not represent actual transactions. In addition, from time to time, persons not affiliated with the Company may seek to manipulate the market price of the Company's common stock in a manner unknown to the Company, which may cause a drastic change in the price of the Company's common stock unrelated to any activity by the Company. Any rapid change in the Company's stock price should be viewed with caution.

        THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this Current Report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the high technology industry is intense. Large and highly fragmented, these industries host a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its product if faced with direct product and services competition from these larger and more established companies.

        THE COMPANY'S TECHNOLOGY MAY BECOME OBSOLETE. The technology patented by the Company and which the Company intends to market could become obsolete as a result of a superior piece of technology developed by a third-party designer or by discovering a more efficient and speedier way of communicating images that the Company's technology promises to deliver. Either or both of those events, upon occurrence, could lead to an erosion in the Company's ability to market its product as well as an erosion of potential customer base.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS.   There is  no
assurance that the Company will be able to prevent competitors from using its trade marks or trade names or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASD Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will maintain such a level.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Pursuant to Rule 12g-3(a) of the General Rules and
Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Baroque for reporting purposes under the Securities Exchange Act of 1934.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        The sole officer and director of Baroque resigned effective upon completion of the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS

        The audited financial statements of Baroque Corporation are attached. The Registrant is required to file consolidated audited financial statements no later than 60 days after the date that this Current Report must be filed reflecting the Acquisition.

ITEM 8.     CHANGE IN FISCAL YEAR

        Baroque's fiscal year ends December 31. The Company intends to keep its fiscal year which ends September 30.



                         BAROQUE CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)

                         FINANCIAL STATEMENTS

                          AS OF DECEMBER 31, 1999





                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)

                                CONTENTS




       PAGE      1 - INDEPENDENT AUDITORS' REPORT

       PAGE      2 - BALANCE SHEET AS OF DECEMBER 31, 1999

       PAGE      3   STATEMENT OF OPERATIONS FOR THE PERIOD
                     FROM JUNE 4, 1999 (INCEPTION) TO DECEMBER 31, 1999

       PAGE      4   STATEMENT OF CHANGES IN STOCKHOLDER'S
                     EQUITY FOR THE PERIOD FROM JUNE 4, 1999
                     (INCEPTION) TO DECEMBER 31, 1999

       PAGE      5   STATEMENT OF CASH FLOWS FOR THE PERIOD FROM
                     JUNE 4, 1999 (INCEPTION) TO DECEMBER 31, 1999

       PAGES  6  8   NOTES TO FINANCIAL STATEMENTS AS OF
                     DECEMBER 31, 1999




                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
 Baroque Corporation
 (A Development Stage Company)

We have audited the accompanying balance sheet of Baroque Corporation (a development stage company) as of December 31, 1999 and the related statements of operations, changes in stockholder's equity and cash flows for the period from June 4, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Baroque Corporation (a development stage company) as of December 31, 1999, and the results of its operations and its cash flows for the period from June 4, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.



                                WEINBERG & COMPANY, P.A.


Boca Raton, Florida
March 17, 1999




                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                                BALANCE SHEET
                              AS OF DECEMBER 31, 1999


                                    ASSETS


Cash                                                   $      500

TOTAL ASSETS                                           $      500



                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES                                            $     -

STOCKHOLDER'S EQUITY

   Preferred Stock, $.0001 par value, 20 million
    shares authorized, zero issued and outstanding           -
   Common Stock, $.0001 par value, 100 million
    shares authorized, 5,000,000 issued
    and outstanding                                          500
   Additional paid-in capital                              4,830
   Deficit accumulated during development stage           (4,830)

     Total Stockholder's Equity                              500

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $     500





               See accompanying notes to financial statements.
                                      2


                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF OPERATIONS
                       FOR THE PERIOD FROM JUNE 4, 1999
                       (INCEPTION) TO DECEMBER 31, 1999




Income                                          $      -

Expenses
 Executive services contributed by president          3,500
 Organization expense                                   580
 Professional fees                                      750

   Total expenses                                     4,830

NET LOSS                                        $    (4,830)





               See accompanying notes to financial statements.
                                      3

                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF CHANGES IN
                             STOCKHOLDER'S EQUITY
                       FOR THE PERIOD FROM JUNE 4, 1999
                       (INCEPTION) TO DECEMBER 31, 1999

                                                  Deficit
                                    Additional  Accumulated
                            Common   Paid-In    During Devel-
                            Stock    Capital    opment Stage     Total

Common stock issuance      $   500   $    -     $         -    $   500

Fair value of services
 and expenses contributed     -         4,830             -      4,830

Net loss for the period
 ended December 31, 1999      -          -             (4,830)  (4,830)

BALANCE AT DECEMBER
  31, 1999                 $   500   $  4,830   $      (4,830)  $  500




               See accompanying notes to financial statements.
                                      4

                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF CASH FLOWS
                       FOR THE PERIOD FROM JUNE 4, 1999
                       (INCEPTION) TO DECEMBER 31, 1999


CASH FLOWS FROM
 OPERATING ACTIVITIES:

Net loss                                             $   (4,830)
Adjustment to reconcile net loss
 to net cash used by operating activities:

Capitalized services and expenses                         4,830

 Net cash used in operating activities                     -

CASH FLOWS FROM INVESTING ACTIVITIES                       -

CASH FLOWS FROM FINANCING ACTIVITIES:

   Proceeds from issuance of common stock                   500

 Net cash provided by financing activities                  500

INCREASE IN CASH AND CASH EQUIVALENTS                       500

CASH AND CASH EQUIVALENTS   BEGINNING OF PERIOD            -

CASH AND CASH EQUIVALENTS   END OF PERIOD            $      500




               See accompanying notes to financial statements.
                                      5

                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                           AS OF DECEMBER 31, 1999

NOTE  1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       A.  Organization and Business Operations

       Baroque Corporation (a development stage company) ("the Company") was incorporated in Delaware on June 7, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At December 31, 1999, the Company had not yet commenced any formal business operations, and all activity to date relates to the Company's formation and proposed fund raising. The Company's fiscal year end is December 31.

       The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

       B.  Use of Estimates

       The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       C.  Cash and Cash Equivalents

       For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.




                                      6

                              BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                           AS OF DECEMBER 31, 1999

NOTE  1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES   (CONT'D)

          D.  Income Taxes

       The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expense or benefits due to the Company not having any material operations for the period ending December
       31, 1999.

NOTE  2 - STOCKHOLDER'S EQUITY

       A.  Preferred Stock

       The Company is authorized to issue 20,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

       B.  Common Stock

       The Company is authorized to issue 100,000,000 shares of common stock at $.0001 par value. The Company issued 5,000,000 shares of its common stock to TPG Capital Corporation pursuant to Rule 506 for an aggregate consideration of $500.




                                      7

                             BAROQUE CORPORATION
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                           AS OF DECEMBER 31, 1999


NOTE  2 - STOCKHOLDER'S EQUITY   (CONT'D)

          C.  Additional Paid-In Capital

       Additional paid-in capital at December 31, 1999 represents the fair value of services contributed to the Company by its president and the amount of organization and professional costs incurred by TPG Capital on behalf of the Company. (See Note 3)

NOTE 3   AGREEMENT

       On June 7, 1999, the Company signed an agreement with TPG Capital Corporation (TPG), a related entity (See Note 4). The Agreement calls for TPG to provide the following services, without reimbursement from the Company, until the Company enters into a business combination as described in Note 1A:

       1. Preparation and filing of required documents with the Securities and Exchange Commission.
       2.  Location and review of potential target companies.
       3. Payment of all corporate, organizational, and other costs incurred by the Company.

NOTE 4 - RELATED PARTIES

       Legal counsel to the Company is a firm owned by a director of the Company who also owns a controlling interest in the outstanding stock of TPG Capital Corporation. (See Note 3)





                                   8


ITEM 8.     CHANGE IN FISCAL YEAR

        Baroque's fiscal year ends December 31. The Company intends to keep its fiscal year which ends September 30.

EXHIBITS

2.1. Agreement and Plan of Reorganization between Quik Pix, Inc. and Baroque Corporation.

*27.1.  Financial Data schedule.
_______
*To be filed by amendment


                                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Quik Pix, Inc.




                                        By_______________________________
                                           John Capie, President


        Date: March 22, 2000.